HOME FEDERAL CORPORATION
                      122-128 West Washington Street
                        Hagerstown, Maryland  21740
                              (301) 733-6300



                        NOTICE OF ANNUAL MEETING

                      To Be Held on April 23, 1996



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Home Federal Corporation, Hagerstown, Maryland (HFC or the Company), will be held at the Four Points Hotel (formerly the Sheraton Inn), 1910 Dual Highway, Hagerstown, Maryland 21740, on Tuesday, April 23, 1996 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

     (1) To elect two directors for a term of five years and until their successors have been elected and qualified;

     (2) To ratify the appointment of Smith Elliott Kearns & Company as the Company's independent auditors for the year ending December 31, 1996; and

     (3) To transact such other business as may properly come before the meeting. Except for procedural matters incident to the conduct of the meeting, the Board is not aware of any other business which may properly come before the meeting.

     Stockholders of record of the Company at the close of business on March 15, 1996 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                  By Order of the Board of Directors

                                  /s/ Richard W. Phoebus, Sr.

                                  Richard W. Phoebus, Sr.
                                  President and Chief Executive Officer

Hagerstown, Maryland
April 1, 1996


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEROF.





                         HOME FEDERAL CORPORATION
                      122-128 West Washington Street
                        Hagerstown, Maryland 21740
                              (301) 733-6300

                      _______________________________

                              PROXY STATEMENT
                      _______________________________

                      ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share (Common Stock) of Home Federal Corporation (HFC or the Company) in connection with the solicitation of proxies on behalf of the Board of Directors, to be used at the Annual Meeting of Stockholders (Annual
Meeting) to be held at the Four Points Hotel (formerly the Sheraton Inn), 1910 Dual Highway, Hagerstown, Maryland 21740, on Tuesday, April 23, 1996 at 2:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement is expected to be mailed to stockholders on or about April 1, 1996.

     HFC is a Maryland corporation and the savings and loan holding company of Home Federal Savings Bank, Hagerstown, Maryland (Home Federal or the Bank). The principal asset of the Company presently consists of all the issued and outstanding capital stock of the Bank.

     Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Celia S. Ausherman, Secretary, Home Federal Corporation, 122-128 West Washington Street, Hagerstown, Maryland 21740), (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


            VOTING SECURITIES AND BENEFICIAL OWNERSHIP THEREOF

     Only stockholders of record at the close of business on March 15, 1996 (Voting Record Date) are entitled to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 2,519,010 shares of Common Stock of the Company outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on each matter properly presented thereat.

     The following table sets forth information with respect to the beneficial ownership of the Common Stock by the only persons or entities known to the Company to be the beneficial owners of 5% or more of the Common Stock and by all directors and officers of the Company as a group.


Name and Address             Common Stock Beneficially         Percent of
of Beneficial Owner          Owned as of March 15, 1996<F1>    Common Stock
Lois S. Harrison             157,275<F2>                       6.2
12835 Fountain Head Road
Hagerstown, Maryland 21742

Directors and officers       236,618<F3>                       9.4
as a group (20 persons)

__________________

<F1>  Based upon information provided by the respective beneficial owners and filings made with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (Exchange Act). Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC by specific dates. Based on representations of its directors and officers and copies of the reports that they have filed with the SEC, the Company believes that all of these filing requirements were satisfied by the Company's directors and executive officers in 1995.
<F2>  Mrs. Harrison disclaims beneficial ownership of 38,181 shares included herein which are owned individually by her spouse and 101,565 shares included herein which are held in her spouse's profit sharing plans.
<F3>  The number of shares shown for all directors and officers as a group includes ownership of options for 16,974 shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options under the Company's Key Employee Stock Compensation Program and 1988 Stock Option and Stock Appreciation Rights Plan. For information with respect to beneficial ownership of the Common Stock by individual directors, see Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers below.

            INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
           DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

     The Bylaws of the Company presently provide that the Board of Directors shall consist of not less than seven nor more than 15 members. The Articles of Incorporation and Bylaws of the Company provide that the Board of Directors shall be divided into five classes as nearly equal in number as possible with the members of each class to be elected for a term of five years and until their successors are elected and qualified. One class of directors is to be elected annually. The exact number of directors is established by Board resolution and is currently set at nine, but upon Mr. William H. Gelbach, Jr.'s retirement on April 23, 1996 will be set at eight.

     The nominees for election at this meeting have previously served as directors of the Company. There are no arrangements or understandings between the Company and any person pursuant to which such person has been nominated or appointed as a director. No director or officer is related to any other director or officer of the Company by blood, marriage or adoption.

The Nominees

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the Board of Directors, as proxies, will nominate and vote for the replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below might be unavailable to serve. The nominees for director will be elected by a plurality of the votes cast by the shares of Common Stock entitled to vote in the election at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote.


                     Directors Whose Terms Expire in 2001
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 15, 1996<F2>
Name                    Age  Past Five Years     Since<F1> Amount    Percentage
Howard B. Bowen         44   President of Ewing  1984      15,080    *
                             Oil Co., a local
                             petroleum
                             distributor, since
                             1989.

Ronald Z Sulchek        46   President of        1995      2,200<F3> *
                             Sulchek & Co., P.A.,
                             a local certified
                             public accounting
                             company, since 1984.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES BE ELECTED AS
DIRECTORS.

Members of the Board of Directors Continuing in Office

                     Directors Whose Terms Expire in 1997
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 15, 1996<F2>
Name                    Age  Past Five Years     Since<F1> Amount    Percentage

J. Franklin Shank       70   Realtor, Coldwell   1971      1,130<F4> *
                             Banker, since 1988.

John J. McElwee, Jr.    45   Vice President,     1991      1,750     *
                             Corporate and
                             Government Services
                             of Washington
                             County Hospital
                             Association,
                             Hagerstown, Maryland,
                             an acute care hospital,
                             since 1979; President
                             and Chief Executive
                             Officer of Antietam
                             Health Services, Inc.,
                             Hagerstown, Maryland,
                             a diversified health
                             care provider, since
                             1985.

                      Director Whose Term Expires in 1998
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 15, 1996<F2>
Name                    Age  Past Five Years     Since<F1> Amount    Percentage
Benjamin F. Kunkleman   72   Chairman of the     1979      7,734<F4> *
                             Board since March
                             1990; President, The
                             American Cedarworks,
                             Inc., Hagerstown,
                             Maryland, a wood
                             products manufacturer,
                             since 1995; President,
                             Maryland Classics,
                             Inc., Hagerstown,
                             Maryland, a furniture
                             manufacturer, since
                             1988.

                      Director Whose Terms Expire in 1999
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 15, 1996<F2>
Name                    Age  Past Five Years     Since<F1>  Amount    Percentage
Lois S. Harrison        71   Trustee, Board of   1984      157,275<F5>   6.2%
                             Trustees of Hood
                             College, Frederick,
                             Maryland, since 1974;
                             Trustee, Board of
                             Trustees of
                             Washington County
                             Hospital Association,
                             Hagerstown, Maryland,
                             an acute care hospital,
                             since 1976.

                      Directors Whose Terms Expires in 2000
                                                           Common Stock
                             Principal                     Beneficially
                             Occupation                    Owned as of
                             During the          Director  March 15, 1996<F2>
Name                    Age  Past Five Years     Since<F1>  Amount    Percentage
Richard W. Phoebus, Sr. 57   President, Chief    1981      25,453<F6> *
                             Executive Officer
                             and Director of the
                             Company since 1987;
                             President, Chief
                             Executive Officer
                             and Director of the
                             Bank since 1981.

Salvatore M. Savino     52   Vice President and  1989      3,483<F7>  *
                             Treasurer, Chief
                             Financial Officer
                             of the Company
                             since 1987; Senior
                             Vice President and
                             Treasurer, Chief
                             Financial Officer
                             of the Bank since
                             1983.

____________________

*Represents less than 1% of the outstanding Common Stock.

<F1>  Includes term as a director of the Bank. All directors of the Company currently serve as directors of the Bank.
<F2>  Information with respect to directors was furnished by the respective directors. Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 promulgated pursuant to the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days of the Voting Record Date.
<F3>  Includes 1,000 shares owned jointly with Mr. Sulchek's spouse and 1,200 shares owned by Mr. Sulchek's children with Mr. Sulchek as custodian under the Uniform Gifts to Minors Act of Maryland.
<F4>  All shares are owned jointly with the individual's spouse.
<F5>  Mrs. Harrison disclaims beneficial ownership of 38,181 shares included herein which are owned individually by her spouse and 101,565 shares included herein which are held in her spouse's profit sharing plans.
<F6>  Includes 118 shares owned by Mr. Phoebus' children and currently exercisable options to purchase 4,479 shares.
<F7>  Includes 1,855 shares owned jointly with Mr. Savino's spouse and currently exercisable options to purchase 1,628 shares.

Stockholder Nominations

     Article IV, Section 4.14 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by the Board or a committee appointed by the Board, to be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination must set forth certain information specified in the Company's Bylaws. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Company's Bylaws.

Executive Officers Who Are Not Directors

     Set forth below is information with respect to the executive officers of the Company and the Bank who are not directors of the Company. Other than pursuant to employment agreements with the Company's President and Chief Executive Officer, Richard W. Phoebus, Sr., Vice President, Treasurer and Chief Financial Officer, Salvatore M. Savino, Executive Vice President, Steven G. Hull, and Vice President and Secretary, Celia S. Ausherman, there are no arrangements or understandings between the Company and any person pursuant to which such person has been appointed an executive officer. No executive officer is related to any other executive officer or director of the Company by blood, marriage or adoption.

     Celia S. Ausherman (age 59) - Ms. Ausherman is Vice President and Secretary of the Company and Senior Vice President, Secretary and Chief Retail Banking Officer of Home Federal. Ms. Ausherman has been employed by Home Federal since 1954.

     Steven G. Hull (age 38) - Mr. Hull is Executive Vice President of the Company since March 1996 and Home Federal since November 1995 and was Senior Vice President, Special Assets of Home Federal from November 1990. Prior to November 1990, Mr. Hull served as Senior Vice President and Chief Lending Officer of Home Federal and General Counsel from May 1988 to April 1989.

Board Meetings and Committees

     During the year ended December 31, 1995, the Board of Directors of the Company met 12 times. No director attended fewer than 75% of the meetings of the Company's Board of Directors held during 1995.

     The Board of Directors of the Bank meets monthly and may have additional special meetings. During the year ended December 31, 1995, the Board met 12 times. No director attended fewer than 75% in the aggregate of both the total number of Board meetings held during 1995 and the total number of meetings held by committees on which he or she served during the year. The Board of Directors of the Bank has standing executive, audit and personnel committees.

     The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of the Bank between Board meetings except as otherwise provided in the Bank's Bylaws. The members of the Executive Committee are Messrs. Phoebus, Bowen, Kunkleman, McElwee, Shank and Sulchek and Mrs. Harrison. The Executive Committee met 12 times during the year ended December 31, 1995.

     The Audit Committee reviews and accepts reports prepared by the Bank's independent auditors and reviews the Bank's internal audit procedures. The members of the Audit Committee are Messrs. Kunkleman, Gelbach, McElwee, Shank and Sulchek. The Audit committee met six times during the year ended December 31, 1995.

     The Personnel Committee reviews salaries and benefits of the Bank's employees and makes recommendations to the Board of Directors regarding compensation. The members of the Personnel Committee are Messrs. Kunkleman and Shank and Mrs. Harrison. The Personnel Committee met two times during the year ended December 31, 1995.

     In addition to the committees described above, the Bank has also established an Asset Review Committee and an Ethics Committee which consists of members of the Board and which meet as required.


                            MANAGEMENT REMUNERATION

Executive Compensation

     Summary Compensation Table. The Summary Compensation Table below includes individual compensation information on the Chief Executive Officer, who is the only executive officer of the Company and its subsidiaries whose total compensation exceeded $100,000 for services rendered in all capacities during the fiscal years ended December 31, 1995, 1994 and 1993.

Name and                         Annual             Long Term      All Other
Principal Position        Year   Compensation       Compensation   Compensation
                                 Salary     Bonus   Number of Options
Richard W. Phoebus, Sr.   1995   $109,411   $ ---   7,832<F1>      $17,658<F2>
President and Chief       1994    105,911     ---     ---            8,545<F2>
  Executive Officer       1993    105,911     ---     ---            6,658<F3>

<F1>  Consists of stock options granted in November 1995.
<F2>  Consists of insurance premiums paid by the Bank with respect to term life insurance for the benefit of Mr. Phoebus as well as the Bank's contributions pursuant to its retirement savings plan on behalf of Mr. Phoebus. Does not include amounts attributable to other miscellaneous benefits received by Mr. Phoebus, incuding the use of an automobile owned by the Bank along with the payment of operating expenses and liability insurance for such automobile. In the opinion of management of the Company, the cost to the Company and the Bank of providing such benefits to the President during the year ended December 31, 1995 did not exceed the lesser of $50,000 or 10% of the officer's cash compensation.
<F3>  Consists of insurance premiums paid by the Bank with respect to term life insurance for the benefit of Mr. Phoebus as well as the Bank's contributions pursuant to its retirement savings plan on behalf of Mr. Phoebus.

     Fiscal Year and Fiscal Year-End Option Values. Stock options for 39,181 shares were granted to all executive officers and certain employees of the Bank on November 16, 1995 at $7.50 per share. The following table sets forth, with respect to the executive officer named in the Summary Compensations Table, information with respect to options granted during 1995.

                Individual Grants
                -------------------------------------------
                          Percent
                          of Total                           Potential
                          Options                            Realizable Value
                          Granted                            at Assumed Rates
                          to                                 of Stock Price
                          Employees                          Appreciation for
                Options   in        Exercise  Expiration     Option Term <F3>
Name            Granted   1995      Price     Date           5%       10%
- ----            -------   ----      -----     ----           --       ---
Richard W.      7,832<F1> 19.9%     $7.50<F2>  Nov. 16, 2005  $36,967  $93,592
  Phoebus, Sr.

<F1> Options vest and become exercisable on May 16, 1996. None of the indicated
     awards were accompanied stock appreciation rights.
<F2> The exercise price was based on the market price of the common stock on the date of the grant.
<F3> Assumes future stock prices of $12.22 and $19.45 for options granted on
  November 16, 1995, at compounded rates of return of 5% and 10%, respectively.

     No options were exercised during 1995. The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the number of unexercised options at the end of the fiscal year (exercisable and unexercisable) and the value with respect thereto.

         Shares                                        Value of Unexercised
         Acquired          Number of Unexercised       in the Money Options
Name     on       Value    Options at Fiscal Year End  Fiscal Year End <F1>
         Exercise Realized Exercisable  Unexercisable  Exercisable Unexercisable
Richard  --       --       4,479<F2>    7,832<F3>      --<F4>      $5,874<F5>
  W.
  Phoebus,
  Sr.

<F1>  Based on a per share market price of $7.75 at December 31, 1995.
<F2>  Total shares include 1,102, 1,377 and 2,000 shares exercisable until 1997,
      1999 and 2000 at $11.79, $9.98 and $9.25, respectively.
<F3>  Exercisable between May 16, 1996 and November 16, 2005 at $7.50 per share.
<F4>  Based upon the market price for the Company's common stock at December 31,
      1995, the options were considered out-of-the-money. See footnote 2 hereof.
<F5>  Based upon the closing price of the common stock of $8.25 on March 8,
      1996.

     Incentive Compensation Plan. On November 16, 1995, the Board of Directors approved an incentive compensation plan (Plan) for designated officers and employees of the Bank for the calendar year 1996. The Plan establishes performance income levels at which a pool of dollars is created as each level is reached. The dollars of compensation paid to an individual will be based on the ratio of an individual participant's salary to the total of all the participant's salaries and the attainment of agreed upon goals.



Compensation of Directors

     Directors of the Company receive no fees for attending Board of Directors meetings of the Company. Directors of the Bank receive a fee of $200 per Board meeting attended. In addition, members of the Bank's committees receive a fee of $100 per committee meeting attended. Mr. Phoebus and Mr. Savino do not receive any fees for attending the Bank's Board or committee meetings. The Bank maintains a director's deferred compensation program pursuant to which directors of the Bank may elect to defer their fees in order to provide retirement benefits.

     Stock options for 12,446 shares were granted to directors on November 16, 1995 at $7.50 per share. In addition, stock options will be granted in 1996 and 1997 for 12,432 shares, respectively, at the per share exercise price equal to the fair market value of a share of common stock on such grant dates.


Employment Agreements

     The Company and the Bank (the "Employers") during March 1996 entered into employment agreements with each of Messrs. Phoebus, Savino, Hull and Mrs. Ausherman. The Employers have agreed to employ the officers for a term of three years in each case and in their respective current positions. The executive's compensation and expenses shall be paid by the Company and the Bank in the same proportion as the time and services actually expended by the executives on behalf of each respective Employer. The term of each employment agreement shall be extended each year for a successive additional one-year period upon approval of the Employers' Board of Directors unless the officer elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

     Each of the employment agreements are terminable with or without cause by the Employers. The officer has no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability or retirement, provided, however, that in the event that (i) the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or the Employers change the officer's title or duties or
(ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death,the employee will be entitle to a cash severance amount equal to that portion of the employee's base salary which would be payable to the employee over the remaining term of the employment agreement or 18 months, whichever is longer. If the employment agreement is terminated by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, the employee will be entitle to a cash severance amount equal to three times the employee's base salary. If the employment of Messrs. Phoebus, Savino, Hull and Mrs. Ausherman were presently terminated pursuant to such a Change in Control, they would be entitled to receive severance payments amounting to approximately $328,000, $246,000, $255,000 and $155,000, respectively. In addition, the officer will be entitled to a continuation of benefits similar to those he or she is receiving at the time of such termination for the remaining term of the agreement or until the officer obtains full-time employment with another employer.

     The right to compensation or other benefits pursuant to the employment agreement in the event of termination of employment, as described in the preceeding paragraph, will be forfeited by the executive if he or she takes employment with any other banking institution or affiliate thereof in the Company and the Bank's market area, unless the officer terminates the employment agreeement in connection with a Change in Control of the Company, as defined, or as the result of the failure of the Employers to comply with any material provision of the employment agreement.

     A Change in Control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     In the event of the executive's death during the term of the employment agreements, his or her estate will receive monthly payments in an amount which is determined to be the greater of (i) the death benefits available under one or more policies of the Employers or (ii) the executive's base salary at the time of death for a period of 18 months from the date of the executive's death. Upon completion of the term of employment under the agreements, the executive is entitled to receive a payment equal to one and one-half times the executive's base salary in effect at such time. In addition to such payment, the Employers will provide medical insurance to the executive, his or her spouse and dependents, if any, for a period of 18 months following the date of the termination of employment. The employment agreements with Mr. Phoebus provide for certain additional benefits. Consistent with past Bank practice, Mr. Phoebus is provided with the use of an automobile and the Employers provide the payment of dues at certain private clubs.

     The employment agreements between the Bank and each officer provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute a "parachute payment" under
Section 280G of the Internal Revenue Code of 1986 (the "Code"), as described below, then such payments and benefits to be received thereunder shall be reduced, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Bank and subject to excise tax pursuant to the Code. However, the employment agreements between the Company and each officer provide that in the event that any of the payments to be made thereunder, under the agreement between the Bank and the officer (prior to the above-referenced reduction) or otherwise upon termination of employment are deemed to constitute a "parachute payment" under Section 280G of the Code, then the officer is to receive a cash amount equal to (i) the reduction in payments and benefits under the agreement between the Bank and the officer, (ii) the excise tax imposed by Section 4999 of the Code, described below and (iii) such additional amounts equal to other state, federal and excise taxes imposed on the officer as a result of certain payments and benefits received by the officer upon termination of employment.

     Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from an employer includible in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.


Consulting Agreement

     In connection with the Bank's acquisition of Waynesboro Savings in 1988, Home Federal entered into a consulting agreement with William H. Gelbach, Jr., who was President and Chief Executive Officer of Waynesboro Savings. Under the terms of the consulting agreement, which is still operational, Mr. Gelbach will be paid $1,000 per month during his lifetime. The agreement prohibits Mr. Gelbach from engaging in any activity which competes with the business or activities of the Bank or its affiliates, and prohibits Mr. Gelbach from serving as a director, officer or in any other capacity with a financial institution or company that competes with the Bank or any of its affiliates.

Indebtedness of Management

     The Bank offers home mortgage, consumer and business loans to its officers, directors and employees. The mortgage loans are made for the financing of primary residences and the other loans are made for specified purposes. These loans are made in the ordinary course of business and, in the opinion of management, do not involve more than normal risk of collectibility or present other unfavorable features. Such loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons, except that loan origination fees and fees for credit reports and appraisals have in the past been reduced or waived for certain of these borrowers. In addition, consumer loans have in the past been made at preferred interest rates which are not below the Bank's current cost of funds and have in the past generally been made at approximately 1% under the market interest rate. Prior to the enactment of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (FIRREA), the preferred interest rates were made available to directors, officers and employees of the Bank so long as they continued in the employ of or service with the Bank.

     As a result of the enactment of FIRREA in August 1989, which applies
Section 22(h) of the Federal Reserve Act to savings associations such as Home Federal, any credit extended by the Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with non-affiliated parties, and (ii) not involve more than the normal risk of repayment or present other unfavorable features.

     In response to such legislation, the Bank adopted a policy that it will not make additional extensions of credit on a discount basis to its directors, officers or employees; however, loans previously made by the Bank to such persons remain in effect pursuant to their terms.

     The following table sets forth information with respect to all directors and executive officers of the Company and the Bank and their affiliates whose aggregate indebtedness exceeded $60,000 during the year ended December 31, 1995. Unless otherwise indicated, all of the mortgage loans set forth below are first lien mortgages secured by the primary residences of the respective individuals to whom the loans were made.

                                              Highest
                                              Principal
                                              Balance
                                              from         Unpaid     Annual
                                              January 1,   Balance    Interest
                                       Year   1995 to      at         Rate at
                           Type        Loan   December     December   December
Name and Position          of Loan     Made   31, 1995     31, 1995   31, 1995
Richard W. Phoebus, Sr.,   Mortgage    1994   $147,846     $145,984   7.750%<F1>
  President and Chief      Line of
  Executive Officer of       Credit    1984        832<F2>       --  18.000
  the Companay and the
  Bank

Salvatore M. Savino,       Mortgage    1983     63,251       60,874   4.125 <F1>
Vice President and         Home
  Treasurer, Chief           Equity    1987     28,702       27,926  10.000 <F1>
  Financial Officer        Line of
  of the Company and         Credit    1984      1,802<F3>       --  18.000
  Senior Vice President
  and Treasurer, Chief
  Financial Officer
  of the Bank

Howard V. Bowen,           Mortgage    1983    229,778      226,312  11.750%<F1>
Director

<F1> Adjustable rate loan.
<F2> The line of credit has been extended for an amount not to exceed $5,000.
<F3> The line of credit has been extended for an amount not to exceed $2,500.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of the Company has appointed Smith Elliott Kearns & Company as independent auditors of the Company for the year ending December 31, 1996, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Smith Elliott Kearns & Company that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Smith Elliott Kearns & Company will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SMITH ELLIOTT KEARNS & COMPANY AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1996.

                           STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1997, must be received at the principal executive offices of the Company, 122-128 West Washington Street, Hagerstown, Maryland 21740, Attention: Celia S. Ausherman, Secretary, no later than December 1, 1996. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Company's proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return-receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.15 of the Company's Bylaws, which provides that to be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting certain information set forth in the Company's Bylaws. No stockholder proposals were received by the Company in connection with the Annual Meeting.


                               ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1995 accompanies this Proxy Statement. Additional copies of the Company's Annual Report to Stockholders may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.


     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO CELIA S. AUSHERMAN, SECRETARY, HOME FEDERAL CORPORATION, 122-128 WEST WASHINGTON STREET, HAGERSTOWN, MARYLAND 21740. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                               OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. Each proxy solicited hereby confers discretionary authority upon the proxies to vote with respect to the approval of the minutes of the last annual meeting of stockholders, the election of any person as director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting and upon such other business matters as may properly come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                  By Order of the Board of Directors




                                  Richard W. Phoebus, Sr.
                                  President and Chief Executive Officer



April 1, 1996

                                 REVOCABLE PROXY
                            HOME FEDERAL CORPORATION

X PLEASE MARK VOTE
  AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF
       THE BOARD OF DIRECTORS

Annual Meeting of the Stockholders to be held April 23, 1996

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR Proposals 1 and 2.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement.

 THE BOARD OF DIRECTORS UNAMIOUSLY RECOMMENDS A VOTE FOR:

                                                For      Withheld     For All
                                                                      Except
1. Election of two directors for a five
   year term, as described in the
   Company's proxy statement.

            Howard B. Bowen             Ronald Z. Sulchek

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box "For All Except" and write that nominee's name in the space provided below.)

_______________________________________________________________________

                                                 For     Against      Abstain
2. To ratify the appointment of Smith
   Elliott Kearns & Company as the
   Company's independent auditors for
   the year ending December 31, 1996.

3. To transact such other business as may properly be brought before the meeting. In their discretion, the proxies are authorized to vote upon such other business as may be brought before the meeting.


Please be sure to sign and date     Date
this Proxy in the box below.


Stockholder sign above      Co-holder (if any) sign above


  Detach above card, sign, date and mail in postage paid envelope provided.

                        HOME FEDERAL CORPORATION

                          PLEASE ACT PROMPTLY
                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY